                                                                   Exhibit 10.21

                                 PROMISSORY NOTE

Date Of Note:   October 6, 1997                             Amount:  $200,000.00

Dynacs Engineering Company, Inc., promises to pay Venugopal Srinivasan and Ranjini Srinivasan -- joint tenants with right of survivorship - $200,000.00 together with interest at the annual rate of 10.5% in 36 monthly installments of $6,500.49 each due on the sixth (6th) day of each month beginning November 6, 1997.


/s/ Ramendra P. Singh
---------------------
Ramendra P. Singh
President

                   Mortgage Amortization Table as of 06/23/98
               Principal is $200000.00 at 10.50 % for 3.00 years.
                          Monthly Payments of $ 6500.49

*   Indicates Balloon Payment made
    No   Month     Year    Interest    Principal     Balance    Accum Interest
    1      Nov     1997     1750.00      4750.49    195249.51          1750.00
    2      Dec     1997     1708.43      4792.06    190457.45          3458.43

    Annual Recapitulation For Year: 1997
    Interest Paid This Year 3458.43         Principal Reduction 9542.55
    Loan Balance 190457.45

* Indicates Balloon Payment made
    No   Month     Year    Interest    Principal     Balance    Accum Interest
     3     Jan     1998     1666.50     4833.99    185623.47          5124.94
     4     Feb     1998     1624.21     4876.28    180747.18          6749.14
     5     Mar     1998     1581.54     4918.95    175828.23          8330.68
     6     Apr     1998     1538.50     4961.99    170866.24          9869.18
     7     May     1998     1495.08     5005.41    165860.83         11364.26
     8     Jun     1998     1451.28     5049.21    160811.62         12815.54
     9     Jul     1998     1407.10     5093.39    155718.23         14222.64
    10     Aug     1998     1362.53     5137.96    150580.27         15585.17
    11     Sep     1998     1317.58     5182.91    145397.36         16902.75
    12     Oct     1998     1272.23     5228.26    140169.10         18174.98
    13     Nov     1998     1226.48     5274.01    134895.09         19401.46
    14     Dec     1998     1180.33     5320.16    129574.93         20581.79

    Annual Recapitulation For Year: 1998
    Interest Paid This Year 17123.36        Principal Reduction 60882.52
    Loan Balance 129574.93

*   Indicates Balloon Payment made
    No   Month     Year    Interest    Principal     Balance    Accum Interest
    15     Jan     1999     1133.78     5366.71    124208.22         21715.57
    16     Feb     1999     1086.82     5413.67    118794.55         22802.39
    17     Mar     1999     1039.45     5461.04    113333.51         23841.84
    18     Apr     1999      991.67     5508.82    107824.69         24833.51
    19     May     1999      943.47     5557.02    102267.67         25776.98
    20     Jun     1999      894.84     5605.65     96662.02         26671.82
    21     Jul     1999      845.79     5654.70     91007.32         27517.61
    22     Aug     1999      796.31     5704.18     85303.15         28313.93
    23     Sep     1999      746.40     5754.09     79549.06         29060.33
    24     Oct     1999      696.05     5804.44     73744.62         29756.38
    25     Nov     1999      645.27     5855.22     67889.40         30401.65
    26     Dec     1999      594.03     5906.46     61982.94         30995.68

    Annual Recapitulation For Year: 1999
    Interest Paid This Year 10413.89        Principal Reduction 67591.99
    Loan Balance 61982.94

*   Indicates Balloon Payment made
    No   Month     Year    Interest    Principal     Balance    Accum Interest
    27    Jan      2000      542.35     5958.14     56024.80         31538.03
    28    Feb      2000      490.22     6010.27     50014.53         32028.25
    29    Mar      2000      437.63     6062.86     43951.67         32465.88
    30    Apr      2000      384.58     6115.91     37835.75         32850.45
    31    May      2000      331.06     6169.43     31666.33         33181.52
    32    Jun      2000      277.08     6223.41     25442.92         33458.60
    33    Jul      2000      222.63     6277.86     19165.05         33681.22
    34    Aug      2000      167.69     6332.80     12832.26         33848.92
    35    Sep      2000      112.28     6388.21      6444.05         33961.20
    36    Oct      2000       56.39     6444.05         0.00         34017.59

Last Payment will be $ 6500.44

Annual Recapitulation For Year: 2000
Interest Paid This Year 3021.90         Principal Reduction 61982.94
Loan Balance      0.00